FAIR VALUE GAINS (LOSSES), NET	6 Months Ended
Jun. 30, 2019
Fair Value Measurement [Abstract]
FAIR VALUE GAINS (LOSSES), NET
FAIR VALUE GAINS (LOSSES), NET
The components of fair value gains (losses), net, are as follows:

	Three months ended Jun. 30,		Six months ended Jun. 30,
(US$ Millions)	2019	2018	2019	2018
Commercial properties	$(1,144)	$(9)	$(837)	$409
Commercial developments	124	355	287	384
Financial instruments and other(1)	(72)	424	(172)	594
Total fair values gains (losses), net	$(1,092)	$770	$(722)	$1,387

(1)
For the three and six months ended June 30, 2019, primarily includes fair value losses on financial instruments and fair value loss on right-of-use investment properties of $5 million and $6 million, respectively. The prior year primarily includes a gain on bargain purchase.